FENIMORE ASSET MANAGEMENT TRUST

FAM Small Cap Fund

Advisor Share Class

(FFCFX)

Supplement dated March 1, 2012

to the Prospectus, the Summary Prospectus and the Statement of Additional Information

dated March 1, 2012

Matters With Respect to the Offer and Sale of the Advisor Share Class

Shares of the Advisor Class of the Fund are not currently being offered for sale.

Investors should retain this supplement for future reference.

17051419.1.BUSINESS